Exhibit 99.2
Investor Presentation First Quarter 2022 May 5 , 2022 The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

Cautionary Statements

Forward Looking Statements

Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "estimate," "project," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," "continue," "committed," "attempt," "target," "guides," "seek," "focus," "provides guidance," "provides outlook" or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities and guidance for our full-year 2022 results, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated.

These risks and uncertainties include, but are not limited to: the potential effects of COVID-19 and responses thereto on our business, including our supply chain, customer demand, workforce, operations and ability to comply with certain covenants related to our indebtedness; our transition to being an accelerated filer and complying with Section 404 of the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting or remediate material weaknesses; our inability to recruit, retain and develop qualified personnel, including key personnel; a disruption or other failure in our supply chain, including as a result of the Russia-Ukraine war, or labor pool resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers' delivery expectations; a decline in U.S. and global market and economic conditions and resulting decreases in consumer and business spending and ongoing or accelerating inflationary pressure; our failure to retain our existing customers or identify and attract new customers; system security risks, data protection breaches and cyber-attacks; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate the data centers or computing infrastructure on which we rely; disruptions in production at one or more of our facilities; environmental, social and governance preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; defects in our software; our limited ability to raise capital in the future; problems in production quality, materials and process; our inability to develop, introduce and commercialize new products; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; costs relating to product defects and any related product liability and/or warranty claims; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; the effects of delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; our failure to comply with environmental, health and safety laws and regulations, including climate change regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders' ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in Part I, Item 1A – Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") on March 8, 2022, in Part ii, Item 1A – Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 30, 2022 filed with the SEC on May 5, 2022, and our other reports filed from time to time with the SEC.

We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to financial results reported in accordance with U.S. generally accepted accounting principles ("GAAP"), we have provided the following non-GAAP financial measures in this presentation, all reported on a continuing operations basis: EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, LTM Adjusted EBITDA, Net Leverage Ratio, and Free Cash Flow. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Additional information relating to certain financial measures, including our non-GAAP financial measures, is available in our most recent earnings release and in the appendix to this presentation.

cpi card group®

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3 Agenda 1 First Quarter Highlights and 2022 Expectations 3 Financial Review Summary 4 2 Strategy Review

4 First Quarter Highlights and 2022 Expectations Strong Sales Growth Drives Performance ▪ Net Sales increased 25% to $111.4 million ▪ Net Income increased 149% to $6 million; Adjusted EBITDA¹ increased 2% to $22.5 million First Quarter Highlights 2022 Full - Year Expectations 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. Se e “ Reconciliations of Non - GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP fi nancial measures. Company Increasing 2022 Sales Growth Outlook and Adjusted EBITDA Outlook Range ▪ Low double - digit net sales growth (previously mid - single digit) ▪ Mid - to - high single - digit Adjusted EBITDA¹ growth (previously mid - single digit) ▪ Adjusted EBITDA¹ margin of slightly below 20%

5 ▪ Deep Customer Focus ▪ Market - Leading Quality Products and Customer Service ▪ Continuous Innovation ▪ Market - Competitive Business Model Strategy Review Key Strategic Priorities The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo , L LC.

6 Financial Review

7 First Quarter Financial Highlights 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. Se e “Reconciliations of Non - GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP fi nancial measures. • Net Sales increase driven by contactless cards, including eco - focused cards, and instant issuance solutions • Gross Profit margin decrease primarily due to higher materials and labor costs, partially offset by operating leverage from higher net sales • Net Income, Adjusted EBITDA 1 and Adjusted EBITDA margin 1 were impacted by the same factors as gross margin and higher SG&A expenses • Net Income increase driven by debt refinancing costs incurred in Q1 2021 Commentary (in millions, except per share data) Q1 '22 Q1 '21 % Change Net Sales 111.4 $ 89.1 $ 25% Gross Profit 39.3 $ 35.7 $ 10% % Margin 35.3% 40.1% SG&A 19.9 $ 16.1 $ 23% Net Income 6.0 $ 2.4 $ 149% Net Income as a % of sales 5.4% 2.7% Diluted EPS 0.51 $ 0.21 $ 147% Adjusted EBITDA 1 22.5 $ 22.1 $ 2% % Margin 1 20.2% 24.8%

8 Financial Highlights – Segments ($ in millions) 21.9% 26.8% 34.0% $7.0 $6.0 Debit and Credit Q1 Net Sales & Operating Income Q1 Net Sales & Operating Income Prepaid Debit 28.9% 26.2% Net Sales Operating Income & Margin 36.1% 30.7 % Net Sales Operating Income & Margin 20 21 2022 20 21 2022 20 21 2022 20 21 2022 $19.5 $19.5 0% $69.8 $92.0 28.9% 26.2% $20.2 $24.1 28.9% 26.2%

9 Balance Sheet, Liquidity, Net Leverage and Cash Flow 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Mea sure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Re conciliations of Non - GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP fi nancial measures. ($ in millions, except ratios) Our capital structure and allocation strategies are focused on maintaining ample liquidity; investing in the business; including strategic acquisitions; de - leveraging the balance sheet; and returning funds to stockholders First Quarter Highlights: • Completed redemption of $20 million of 8.625% senior secured notes • Increased ABL revolver facility capacity from $50 million to $75 million • Net Leverage Ratio of 4.1x Balance Sheet, Liquidity and Net Leverage Ratio Mar 31, 2022 Dec 31, 2021 Cash on hand 12.1 $ 20.7 $ Available Liquidity 1 57.1 $ 71.0 $ Total Debt 1 327.8 $ 314.9 $ Adjusted EBITDA (LTM) 2 76.9 $ 76.4 $ Net Leverage Ratio 1 4.1x 3.8x Cash Flow Q1 2022 Q1 2021 Cash Flow from Operations (16.0) $ 0.1 $ Free Cash Flow 2 (19.1) $ (2.4) $ Capital Expenditures 3.2 $ 2.5 $

10 Summary ▪ Strong sales start to 2022, led by Debit and Credit Segment ▪ Inflation continues to impact costs, but margin improvement vs. Q4 of 2021 ▪ Full - year 2022 outlook updated to reflect low double - digit sales growth and mid - to - high single - digit Adjusted EBITDA growth ▪ Strategy delivering results; long - term opportunities remain in place The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo , L LC.

Contact www.cpicardgroup.com (877) 369 - 9016 InvestorRelations@cpicardgroup.com The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

12 Reconciliations of Non - GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization, all on a continuing operations basis. Adjusted EBITDA is presented on a continuing operations basis and is defined as EBITDA adjusted for litigation and related charges incurred in connection with certain patent litigation; stock - based compensation expense; estimated sales tax expense; loss on debt extinguishment; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre - tax operating results and therefore reflects our financial performance based on operational factors, excluding non - operational, unusual or non - recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lenders under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non - operating, unusual or non - recurring charges that are deducted in calculating net (loss) income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long - term strategies as opposed to short - term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) Represents estimated sales tax benefit relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) The 2021 amount primarily relates to executive severance charges. (3) The company redeemed a portion of the Senior Notes in the first quarter of 2022 and expensed the associated portion of the unamortized deferred financing costs. Additionally, the Company terminated and repaid its Senior Credit Facility and First Lien Term Loan during the first quarter of 2021 and expensed the unamortized deferred financing costs and debt discount.

13 Reconciliations of Non - GAAP Financial Measures LTM Adjusted EBITDA We define LTM Adjusted EBITDA as Adjusted EBITDA (defined previously) for the last twelve months. (1) Represents estimated sales tax benefit relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Primarily relates to executive and restructuring severance charges. (3) The company redeemed a portion of the Senior Notes in the first quarter of 2022 and expensed the associated portion of the unamortized deferred financing costs. Additionally, the Company terminated and repaid its Senior Credit Facility and First Lien Term Loan during the first quarter of 2021 and expensed the unamortized deferred financing costs and debt discount. Free Cash Flow We define Free Cash Flow as cash flow from operating activities (continuing operations) less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt, nor does it reflect the cash impacts of our discontinued operations.

14 Supplemental Financial Measures Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Debt principal outstanding $ 320.0 $ 310.0 Finance lease obligations 7.8 4.9 Total Debt 327.8 314.9 Less: Cash and cash equivalents (12.1) (20.7) Total Net Debt (a) $ 315.7 $ 294.2 LTM Adjusted EBITDA (b) $ 76.9 $ 76.4 Net Leverage Ratio (a)/(b) 4.1 3.8 ($ in millions) As of March 31, 2022 December 31, 2021